© Fifth Third Bank | All Rights Reserved
Deutsche Bank Financial Services
Investor Conference
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
May 28, 2014
Please refer to earnings release dated April 17, 2014 and
10-Q dated May 8, 2014 for further information
Exhibit 99.1

2
© Fifth Third Bank | All Rights Reserved
Strong core businesses driving results
Wholesale
bank
Consumer
lending
Branch
banking
• Specialized industry verticals, treasury
management, and capital markets driving loan
growth and corporate banking revenue
• Transitioned from refi-focused mortgage
operation to more traditional purchase/refi
split
• #5 bank indirect auto originator in the
country¹
• Actively managing product and distribution
model to address changing customer needs
and operating environment
• Improving efficiency while driving deposit
growth and improving customer service
1
Source: Inside Mortgage Finance
2
Retail cross sell service set includes Checking, Savings, CD, Home Equity, Direct/Indirect Loan, Mortgage (incl EHR), Credit Card, Annuity, Brokerage,  Insurance, Early Access, Debt
Protection, ID Alert, Debit Card, Access 360, Online Bill Pay, Direct Deposit, Mobile Banking and Internet Banking. Households with Access 360 only are not included.
Avg Bancorp cons deposits
($MM)
Retail cross sell
Corporate banking
revenue ($B)
Investment
Advisors
• Investment and retirement focus driving
wealth management
• Distribution model oriented to mass affluent;
recurring revenue streams
Investment Advisory
revenue ($B)
Retail brokerage revenue
($MM)
Indirect auto footprint Avg Bancorp cons loans
($MM)
Avg Bancorp coml loans
($MM)
40.5
45.3
FY11 FY13
4.5
5.5
FY11 FY13
350
400
FY11 FY13
375
393
FY11 FY13
117
144
FY11 FY13
FY09 FY13
36 states
45 states
36.1
38.5
FY11 FY13
44.1
50.6
FY11 FY13

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Repositioning consumer bank
with investments and strategic changes
Improving the customer experience
while reducing the cost to serve
Growing sales through launch of a
hybrid universal banker role
Consumer deposit activity
Transaction volume by ATM and Mobile channels
Year-over-Year Sales Production
1Q13 vs 1Q14 Universal Banker Pilot Results
Total EOP Consumer Deposits ($B)
excludes CDs
Retail Banking Employees
15-month change (Dec. 2012 – Mar. 2014)
12%
19%
27%
0%
5%
10%
15%
20%
25%
30%
March 2012 March 2013 March 2014
6%
19%
0%
5%
10%
15%
20%
Non-pilot
Branches
Pilot Branches
$43.4
$46.3
$47.6
$0
$10
$20
$30
$40
$50
1Q12 1Q13 1Q14
(10%)
(19%)
6%
(20%) (10%) 0% 10%
Total Banking
Center Staff
Total Service FTE
Total Sales FTE

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Investing in Commercial Banking
to improve capabilities and diversification
Middle Market Mid Corporate Specialty Groups
Target customers:
$5 million to $500 million revenue
Target customers:
$500 million to $2 billion revenue
Target customers:
Healthcare, Energy,
International, and CRE
industry specializations
Investments made in sales force
and service efficiency
Investments made in capital
markets capabilities, “lead left”
strategy and sales force
Investments made in sales
force and specialized product
development
Local affiliate delivery model National Coverage Model National and Specialty Model
Supported by Treasury
Management and Retirement Plan
Services
Providing complex solutions;
supported by Capital Markets
Advisory, Treasury Management,
and vertical expertise
Also includes Structured
Lending, Dealer Financing,
Food and Transportation, and
Leasing
3% increase in average C&I loans
since 1Q12
13 sequential quarters of
average loan growth
Healthcare portfolio approx.
$4 billion; Energy portfolio
over $650 million

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Commercial Banking – financial performance
Total Revenue grew 13% over 2 years
Capital Markets fees increased notably with entry into debt capital markets
Note: Prior periods have not been restated for changes in the structure of the reporting units that occurred in 1Q14.
$49.6B
$45.9B
$53.1B
1,357
1,432
1,487
641
737
780
-
500
1,000
1,500
2,000
2,500
2011 2012 2013
Total Revenue ($MM)
Net Interest Income Noninterest Income
$0
$10
$20
$30
$40
$50
$60
1Q12 1Q13 1Q14
Total Avg. Commercial Loans ($B)
Middle Market Energy Healthcare
Large Corporate Mid Corporate CRE
Other

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Capital management – core focus
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
$710MM common
stock repurchases
(net of $398MM
shares issued
related to Series G
conversion)
$407MM common
dividends declared
$212MM common
stock repurchases
utilizing AT Vantiv
gains
Common Shares Outstanding (MM)
and Tangible Book Value per share
2014 CCAR plan designed to maintain regulatory common equity capital ratios generally at current levels
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2013 Net Payouts
($MM)
913
901
888
878
858
$12.62
$12.69
$13.09
$13.00
$13.40
650
675
700
725
750
775
800
825
850
875
900
925
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
1Q13 2Q13 3Q13 4Q13 1Q14
Common Shares O/S TBV per share
Ongoing impact of Vantiv ownership on capital management
•
Total gains / earnings recognized to date ~$3B
•
Currently own 26% interest in Vantiv Holding, LLC, convertible to Vantiv, Inc. shares (NYSE: VNTV)
–
Carrying (book) value of $437MM as of 3/31/14; ownership (market) value of ~$1.5B as of 3/31/14
•
Ongoing equity method earnings
•
Warrant to purchase additional shares in Vantiv carried as a derivative asset at fair value of $348MM as of 3/31/14
• Annual payment corresponding with tax benefits accruing to Fifth Third associated with the tax receivable agreement (TRA)
–
Vantiv reported FITB TRA at a gross value of $551MM as of 1Q14; FITB realized $9MM in 4Q13

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Investment thesis
Healthy balance
sheet with strong
growth potential
Balanced capital
management
supporting
growth and
shareholder
returns
Strategic
investments in
key businesses
providing
momentum
Long history of
disciplined
expense
management

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on
Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price;
(16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21)
loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

9 © Fifth Third Bank | All Rights Reserved Appendix

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Pre-tax pre-provision earnings¹
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 1Q14, 2Q13, and 1Q13 included the impact of $3MM, $20MM, and $22MMM, respectively in mortgage repurchase provision. 4Q13 and 3Q13 also included benefits to the mortgage repurchase provision of $28MM and $4MM, respectively. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.
PPNR declined 17% sequentially, reflecting impact of $83MM and $9MM in net detriments to 1Q14 and 4Q13, respectively. Excluding those items, adjusted PPNR declined 5% from 4Q13, driven by seasonal increase in
FICA and unemployment tax expense and lower mortgage banking net revenue.
PPNR reconciliation
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
Income before income taxes (U.S. GAAP) (a) $591 $841 $604 $561 $438
Add: Provision expense (U.S. GAAP) (b) 62 64 51 53 69
PPNR (a) + (b) $653 $905 $655 $614 $507
2
In noninterest income:
Gain from sales of Vantiv shares - (242) (85) - -
Vantiv warrant valuation (34) (76) (6) (91) 36
Other Vantiv-related income - - - (9) -
Valuation of 2009 Visa total return swap 7 5 2 18 (1)
Sale of certain Fifth Third funds (7) - - - -
BOLI settlement - (10) - - -
Securities (gains) / losses (17) - (2) (2) (7)
In noninterest expense:
Debt extinguishment (gains) / losses - - - 8 -
Severance expense 3 1 5 8 4
Large bank assessment fees - - 5 - -
Gain on sale of affordable housing investments (9) (2) (1) - -
Donation to Fifth Third Foundation 3 - - 8 -
Litigation reserve charges 9 51 30 69 51
Adjusted PPNR $608 $632 $603 $623 $590
Credit-related items:
In noninterest income 10 6 5 5 10
In noninterest expense 24 35 16 (12) 9
Credit-adjusted PPNR
3
$642 $673 $624 $616 $609
:
$608
$632
$603
$623
$590
$0
$100
$200
$300
$400
$500
$600
$700
1Q13 2Q13 3Q13 4Q13 1Q14
Adjusted PPNR
PPNR     $653               $905              $655              $614              $507
Adjustments to remove (benefit) / detriment

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Credit quality overview
$112
Net charge-offs ($MM)
$109
$168
4Q13 and 1Q14 net charge-offs elevated;
broader portfolio still at low levels
$133
NCO ratio
0.63% 0.51% 0.49% 0.67% 0.76%
$148
HFI Nonperforming assets ($MM)
$1,210
$1,150
$1,014
$946
$980
NPAs down 22% from 1Q13;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
$470
$410
$414
$337
$379
Includes 1Q14 provision expense of $69MM;
reserve coverage levels remain strong.
Total delinquencies declined 28% from 1Q13;
remain at very low levels
NPA ratio   1.41%
306
258 258
276
243
164
152
156
103
94
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
1Q13 2Q13 3Q13 4Q13 1Q14
30-89 Days Past Due 90+  Days Past Due
828
794
680
607 595
382
356
334
373
351
$0
$250
$500
$750
$1,000
$1,250
1Q13 2Q13 3Q13 4Q13 1Q14
Commercial Consumer
54
45
44
78
105
79
67
65
70
63
$0
$25
$50
$75
$100
$125
$150
$175
1Q13 2Q13 3Q13 4Q13 1Q14
Commercial Consumer
$1,783
$1,735
$1,677
$1,582
$1,483
2.08%
1.99%
1.92%
1.79%
1.65%
$0
$500
$1,000
$1,500
$2,000
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
1Q13 2Q13 3Q13 4Q13 1Q14
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases
1.32% 1.16% 1.10% 1.05%

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013  2013  2013  2013
Income before income taxes (U.S. GAAP) $438 $561 $604 $841 $591
Add: Provision expense (U.S. GAAP) 69  53 51  64  62
Pre-provision net revenue (a) 507 614 655 905 653
Net income available to common shareholders (U.S. GAAP) 309                             383                             421                             582                             413
Add: Intangible amortization, net of tax 1  1                                 1                                 1                                 1
Tangible net income available to common shareholders 310                             384                             422                             583                             414
Tangible net income available to common shareholders (annualized) (b) 1,257                         1,523                         1,674                         2,338                         1,679
Average Bancorp shareholders' equity (U.S. GAAP) 14,862                       14,757                       14,440                       14,221                       13,779
Less: Average preferred stock (1,034)                        (703)                           (593)                           (717)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets (19)                              (20)                              (22)                              (24)                              (26)
Average tangible common equity (c) 11,393                       11,618                       11,409                       11,064                       10,939
Total Bancorp shareholders' equity (U.S. GAAP) 14,826                       14,589                       14,641                       14,239                       13,882
Less:  Preferred stock (1,034)                        (1,034)                        (593)                           (991)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (18)                              (19)                              (21)                              (23)                              (25)
Tangible common equity, including unrealized gains / losses (d) 11,358                       11,120                       11,611                       10,809                       11,043
Less: Accumulated other comprehensive income (196)                           (82)                              (218)                           (149)                           (333)
Tangible common equity, excluding unrealized gains / losses (e) 11,162                       11,038                       11,393                       10,660                       10,710
Total assets (U.S. GAAP) 129,654                     130,443                     125,673                     123,360                     121,382
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (18)                              (19)                              (21)                              (23)                              (25)
Tangible assets, including unrealized gains / losses (f) 127,220                     128,008                     123,236                     120,921                     118,941
Less: Accumulated other comprehensive income / loss, before tax (302)                           (126)                           (335)                           (229)                           (512)
Tangible assets, excluding unrealized gains / losses (g) 126,918                     127,882                     122,901                     120,692                     118,429
Common shares outstanding (h) 848                             855                             887                             851                             875
Ratios:
Return on average tangible common equity (b) / (c) 11.0% 13.1% 14.7% 21.1% 15.4%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.79% 8.63% 9.27% 8.83% 9.03%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.93% 8.69% 9.42% 8.94% 9.28%
Tangible book value per share (d) / (h) 13.40 13.00 13.09 12.69 12.62
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013 2013 2013 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,826 $14,589 $14,641 $14,239 $13,882
Goodwill and certain other intangibles (2,490) (2,492) (2,492) (2,496) (2,504)
Unrealized gains (196) (82) (218) (149) (333)
Qualifying trust preferred securities 60 60 810 810 810
Other (18) 19 21 22 23
Tier I capital 12,182 12,094 12,762 12,426 11,878
Less: Preferred stock (1,034) (1,034) (593) (991) (398)
Qualifying trust preferred securities (60) (60) (810) (810) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1) (37) (39) (38) (38)
Tier I common equity (a) 11,087 10,963 11,320 10,587 10,632
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,622 116,736 114,544 112,285 109,626
Ratio:
Tier I common equity (a) / (b) 9.51% 9.39% 9.88% 9.43% 9.70%
Basel III - Estimated Tier 1 common equity ratio
March December September
2014 2013 2013
Tier 1 common equity (Basel I) $11,087 $10,963 $11,320
Add: Adjustment related to capital components $99 $82 $88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,186 $11,045 $11,408
Add: Adjustment related to AOCI $196 $82 $218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,382 $11,127 $11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,659 122,851 120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.12% 8.99% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.28% 9.06% 9.65%
For the Three Months Ended
(c), (d) Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
   (e)  Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.